Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.[1]	:	(Jointly Administered)
:
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MONTHLY OPERATING REPORT

FOR THE MONTH OF JANUARY 2010

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:             Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.2

Dated: March 2, 2010	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

[1]

The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

[2]	All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.         Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.         Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.         Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.         Foreign Currency.  The Debtors have no foreign currency transactions.

Therefore, all amounts are reflected in U.S. dollars.

5.         Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.         Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.         Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.         Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.         Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

Young Broadcasting, Inc.

Consolidating Income Statement           1)

For the Month ended January 31, 2010

Case #		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606	09-15607
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	YCI	Consolidated
Operating Revenues
Local Revenue		$558,485	$805,196	$0	$1,071,298	$0	$563,365	$833,252	$769,343	$0	$751,012	$565,705	$913,694	$81,551	$903,478	$0	$0			$7,816,380
National Revenue		163,232	183,185		366,232		352,354	310,492	170,922		252,533	226,451	205,138	26,704	1,262,871					3,520,112
Network Revenue		543	(930)		(71,830)		(27,766)	(37,201)	(30,237)		(26,420)	2,049	(2,251)							(194,042)
Political Revenue			4,705				6,960	22,525			900	59,865	7,456	440						102,851
Barter Revenue		4,953	17,657		10,692		7,740	15,685	10,221		5,365	7,970	5,891	805	76,205					163,184
Other Revenue		63,919	75,841		253,023		99,869	118,936	148,582		337,969	119,022	236,931	27,160	182,708	27,811				1,691,773
Total Operating Revenues		791,132	1,085,654		1,629,415		1,002,522	1,263,690	1,068,831		1,321,359	981,062	1,366,860	136,660	2,425,262	27,811				13,100,258
Commissions
Agency Commissions		101,489	103,463		218,853		129,379	177,504	136,208		195,735	115,359	138,787	13,783	302,305					1,632,865
National Rep		6,925	7,985		15,523		15,251	14,114	7,259		10,728	12,115	9,035	1,152	53,659	(153,747)
Total Commissions		108,414	111,448		234,376		144,630	191,618	143,467		206,463	127,474	147,822	14,935	355,964	(153,747)				1,632,865

Net Operating Revenues		682,718	974,206		1,395,039		857,892	1,072,072	925,364		1,114,897	853,588	1,219,037	121,725	2,069,298	181,558				11,467,393

Operating Expenses
Direct Expenses		10,325	9,332		11,966		11,829	13,718	11,959		6,960	12,786	8,235	938	36,129					134,177
Technical Expense		57,911	20,782		93,986		71,101	61,304	62,418		75,551	65,513	60,556	5,899	401,921					976,942
Program/Production Expense		57,372	42,759		51,039		36,600	48,586	61,476		52,707	48,490	74,158		106,757					579,943
Amortization of Program License Rights		34,335	21,517		101,464		84,717	123,412	85,615		28,142	74,216	34,478	1,075	306,499					895,470
News Expense		160,128	140,474		437,181		229,049	237,682	228,565		273,286	157,633	187,704	5,253	687,928					2,744,885
Sales Expense		110,897	112,012		197,348		138,280	164,850	173,868		149,956	72,969	107,314	5,343	292,799	352,052				1,877,688
General & Administrative Expense		148,073	149,052	815	278,074	815	202,138	203,009	184,659	815	223,172	164,465	205,704	13,562	565,052					2,339,405
Barter Expense		6,645	24,927		10,692		7,740	10,520	10,221		5,365	7,970	5,891	805	76,205					166,981
Total Operating Expenses		585,686	520,856	815	1,181,751	815	781,454	863,081	818,781	815	815,140	604,043	684,039	32,874	2,473,290	352,052				9,715,491

Net Operating Income		97,032	453,350	(815)	213,288	(815)	76,438	208,991	106,584	(815)	299,757	249,546	534,998	88,851	(403,992)	(170,494)				1,751,902
Operating Margin		14.2%	46.5%	0.0%	15.3%	0.0%	8.9%	19.5%	11.5%	0.0%	26.9%	29.2%	43.9%	73.0%	-19.5%	0.0%	0.0%			15.3%

Corporate Expense																	652,677			652,677
Non-Cash Compensation Paid in Common Stock																	105,825			105,825

Income Before Deprec. & Taxes		97,032	453,350	(815)	213,288	(815)	76,438	208,991	106,584	(815)	299,757	249,546	534,998	88,851	(403,992)	(170,494)	(758,502)			993,400

Deprec. & Amort. of Property & Equipment		65,000	81,939		98,240		56,776	94,856	76,390		77,641	47,424	91,160	14,521	134,095	2,434	39,285			879,760
Amort of Broadcast License & Other Intang.		28,800		20,803		29,200	16,988					92,978	55,271	1,430		276	135,810			381,556
Interest (Income)																	(896)			(896)
Interest Expense - Cash																	1,408,723			1,408,723
Other (Income)/Expense			355,000	(355,000)	325,000	(325,000)	4,675		224,000	(224,000)			11,628							16,303
Income Tax		31,300			7,500															38,800
Total Non-Operating Expenses		125,100	436,939	(334,197)	430,740	(295,800)	78,439	94,856	300,390	(224,000)	77,641	140,403	158,059	15,951	134,095	2,710	1,582,922			2,724,246

Reorganization Costs	2)																3,029,383			3,029,383

Net Income/(Loss)		($28,068)	$16,411	$333,382	($217,452)	$294,985	($2,001)	$114,134	($193,806)	$223,185	$222,116	$109,143	$376,939	$72,900	($538,087)	($173,204)	($5,370,807)			($4,760,230)

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668; 15606; 15607.
	2)	Approximately $3.0 million of Reorganization Costs were paid by YBI Corp (10645) in January. These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

January 2010

Case #		09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652
		WLNS	KLFY	KLFYLP	LAT	WTVO	WKRN	WKRNGP	YBT	WTEN	WRIC	WATE
ASSETS
Cash		($139,003)	($12,555)				($64,133)			($189,752)	($237,186)	($152,320)
Accounts Receivable		1,849,621	2,338,639				4,301,768			2,077,845	3,180,122	2,348,683
Interest Receivable-Subsidiaries
Program License Rights -S/T		275,016	179,399				785,092			647,188	937,689	671,688
Prepaid Expenses		240,616	46,431				79,360			151,561	21,583	90,133
Total current assets		2,226,250	2,551,914				5,102,087			2,686,842	3,902,209	2,958,184

Property & Equipment		22,482,678	19,677,760				25,732,987			17,302,066	27,938,382	20,114,719
Accumulated Depreciation		(18,557,585)	(16,786,558)				(19,795,801)			(14,678,556)	(22,004,799)	(15,213,088)
Net property and equipment		3,925,093	2,891,201				5,937,186			2,623,510	5,933,584	4,901,631

Program License Rights-L/T
Deposits		5,275	27,703				124,144			224,363	63,532	18,000
Notes Receivable Subsidiaries
Investments										523,361
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(8,108,626)		(5,158,547)			(208,027)	(6,011,217)		(3,468,946)	(172,884)	(47,049)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)
Post-Petition Intercompany		1,171,481	1,060,020	4,916,595			(77,179)	2,606,756	2,483,464	2,482,775	4,950,352	(1,365,474)
Total non-current assets		10,986,950	(164,592)	20,281,093	66,667		(691,943)	15,867,436	2,539,020	11,929,363	30,761,155	(3,033,768)

Total Assets		$17,138,292	$5,278,524	$20,281,093	$66,667	$0	$10,347,330	$15,867,436	$2,539,020	$17,239,715	$40,596,947	$4,826,048

Liabilities not subject to Compromise
Accounts Payable		135,771	235,446				275,020			179,479	175,259	235,411
Accrued Expenses		284,610	231,067			804	353,068			180,294	215,421	200,271
Program License Liability		243,887	150,603				710,258			597,337	864,049	600,145
Deferred Revenue		447,458	402,691				110,876			48,974	57,048	7,038
Total Liabilities not subject to Compromise		1,111,726	1,019,808			804	1,449,222			1,006,084	1,311,777	1,042,866

Liabilities subject to Compromise
Accounts Payable		246,832	269,018				337,617			252,530	295,612	341,726
Program License Liabilities Subject to Compromise		109,652	57,418				180,722			227,525	503,346	310,374
Pre-Petition Accrued Interest	1)	648,117	4,515,190	134,169						170,198	134,635	380,946
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		37,787,695	33,999,391	33,468,182			518,339	8,685,836		32,549,424	52,083,593	17,810,628

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732
Other Income
Retained Earnings		(35,130,185)	(51,489,669)	3,605,391		(8,105,988)	(30,580,948)	9,817,644		(10,210,659)	2,725,216	(25,125,177)
Stockholders’ Equity		(21,761,129)	(29,740,675)	(13,187,089)	66,667	(804)	8,379,769	7,181,600	2,539,020	(16,315,794)	(12,798,422)	(14,027,446)

Total Liabilities & Equity		$17,138,292	$5,278,524	$20,281,093	$66,667	($0)	$10,347,330	$15,867,436	$2,539,020	$17,239,715	$40,596,947	$4,826,048

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

January 2010

Case #		09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666
		WATEGP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity
ASSETS
Cash				($90,765)	($170,921)	($204,125)	$100	($515,979)	($7,625)
Accounts Receivable			55,556	2,527,732	2,386,526	3,099,588	278,357	5,491,075	184,823
Interest Receivable-Subsidiaries
Program License Rights -S/T				223,349	575,306	282,559	13,156	3,477,802
Prepaid Expenses				105,526	89,554	142,693		594,431	11,660
Total current assets			55,556	2,765,843	2,880,465	3,320,715	291,613	9,047,329	188,858

Property & Equipment				27,610,760	18,403,606	34,593,093	3,884,789	44,304,381	1,068,583
Accumulated Depreciation				(21,640,870)	(15,097,237)	(30,559,266)	(3,356,142)	(32,040,644)	(1,033,237)
Net property and equipment				5,969,890	3,306,369	4,033,827	528,648	12,263,737	35,346

Program License Rights-L/T								1,359,004
Deposits				54,450	600	19,225	4,856	116,538	10,263
Notes Receivable Subsidiaries
Investments					(40,986)	647,963		2,167,313	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses		19,321,618		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(13,354,734)	(8,050,947)	(204,266)	(8,591,604)	(121,197)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		3,079,220		4,052,437	4,638,577	6,720,595	871,585	(2,838,547)	(2,349,487)
Total non-current assets		14,314,768	55,556	23,928,225	33,430,297	27,061,809	2,449,677	54,926,307	(2,904,538)

Total Assets		$14,314,768	$111,112	$32,663,958	$39,617,131	$34,416,350	$3,269,938	$76,237,373	($2,680,334)

Liabilities not subject to Compromise
Accounts Payable			55,556	339,353	224,205	101,236	5,635	1,065,508	26,649
Accrued Expenses				289,149	93,918	345,842	62,948	6,064,628	26,247
Program License Liability				187,392	519,507	241,324	7,521	4,174,568
Deferred Revenue				499,806	814,497	847,439	52,561	72,596
Total Liabilities not subject to Compromise			55,556	1,315,700	1,652,127	1,535,841	128,665	11,377,300	52,896

Liabilities subject to Compromise
Accounts Payable				338,648	388,880	420,502		1,880,151	59,330
Program License Liabilities Subject to Compromise				187,332	219,075	91,318		1,526,594
Pre-Petition Accrued Interest	1)	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		55,131,345		37,927,096	57,891,768	51,840,135		1,291,657,438	59,330

Common Stock
Additional Paid In Capital		759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income								(5,434,588)
Retained Earnings		(41,575,808)		7,885,146	(11,917,880)	(18,959,626)	3,141,273	(1,311,686,987)	(13,226,565)	(1,971,300)
Stockholders’ Equity		(40,816,577)	55,556	(6,578,838)	(19,926,764)	(18,959,626)	3,141,273	(1,226,797,364)	(2,792,560)

Total Liabilities & Equity		$14,314,768	$111,112	$32,663,958	$39,617,131	$34,416,350	$3,269,938	$76,237,373	($2,680,334)

See Attached Notes

YOUNG BROADCASTING INC.
Consolidating Balance Sheet
January 2010
Case #		09-10668	09-10645	09-15606	09-15607
		YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash		($1,625)	$24,047,944			$22,262,056		$22,262,056
Accounts Receivable			91,204			30,211,539		30,211,539
Interest Receivable-Subsidiaries			550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T						8,068,244		8,068,244
Prepaid Expenses			2,280,131			3,853,680		3,853,680
Total current assets		(1,625)	576,732,979			614,709,218	(550,313,700)	64,395,519

Property & Equipment		274,002	6,793,759			270,181,564		270,181,564
Accumulated Depreciation		(32,222)	(5,981,149)			(216,777,152)		(216,777,152)
Net property and equipment		241,780	812,611			53,404,412		53,404,412

Program License Rights-L/T						1,359,004		1,359,004
Deposits		8,000	730,032			1,406,982		1,406,982
Notes Receivable Subsidiaries			1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments						5,252,589	(1,954,938)	3,297,651
Goodwill						15,069,550		15,069,550
Accumulated Amortization - Goodwill						(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA						(59,280,253)		(59,280,253)
Going Concern						4,209,385		4,209,385
FCC/Broadcast Licenses						204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets						(53,498,044)		(53,498,044)
Organizational Costs						9,203,108		9,203,108
Intangibles						2,235,728		2,235,728
Network Affiliation						91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(8,931,692)			(8,931,692)		(8,931,692)
Debt Issuance Costs			13,955,285			13,955,285		13,955,285
Pre-Petition Intercompany		(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)
Post-Petition Intercompany		21,976	(32,425,147)
Total non-current assets		(226,416)	1,174,438,351	101,611,886		1,517,627,303	(1,299,733,165)	217,894,139

Total Assets		$13,739	$1,751,983,941	$101,611,886		$2,185,740,933	($1,850,046,864)	$335,694,069
Liabilities not subject to Compromise
Accounts Payable		1,083	1,581,008			4,636,620		4,636,620
Accrued Expenses		4,243	6,901,913			15,254,424		15,254,424
Program License Liability						8,296,592		8,296,592
Deferred Revenue						3,360,985		3,360,985
Total Liabilities not subject to Compromise		5,326	8,482,922			31,548,620		31,548,620

Liabilities subject to Compromise
Accounts Payable		8,414	240,625			5,079,884		5,079,884
Program License Liabilities Subject to Compromise						3,413,356		3,413,356
Pre-Petition Accrued Interest	1)		23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	2)		15,788,973			15,788,973		15,788,973
Notes Payable - Senior bank L/T			338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212			1,110,212		1,110,212
Notes Payable Parent						1,152,852,298	(1,152,852,298)
Deferred Tax Liability			40,308,830			40,308,830		40,308,830
Other Liabilities			1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise		8,414	904,432,822			2,615,851,435	(1,703,165,998)	912,685,437

Common Stock			19,708			73,780	(50,000)	23,780
Additional Paid In Capital			245,992,282	253,929,167		635,768,882	(233,890,063)	401,878,819
Other Income						(5,434,588)		(5,434,588)
Retained Earnings			593,056,207	(152,317,281)		(1,092,067,195)	87,059,196	(1,005,007,999)
Stockholders’ Equity			839,068,197	101,611,886		(461,659,122)	(146,880,867)	(608,539,988)
Total Liabilities & Equity		$13,739	$1,751,983,941	$101,611,886		$2,185,740,933	($1,850,046,864)	$335,694,069

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)        Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

2)        Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

Young Broadcasting
Monthly Cash Flow
January 1 - 31, 2010

	YB	YB	Winnebago	YB	KLFY	YB	LAT	WATE	WKRN
	Inc	Davenport	TV	GB	LP	Knox	Inc	GP	GP
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653	09-10655	09-10656

Opening Cash	$20,878,786.95	$0.00			$0.00	$0.00

Cash Receipts	2,155,759.77	1,025,480.60		1,452,753.54	355,000.00	986,121.67		224,000.00	325,000.00

Cash Disbursements	4,074,269.04	535,367.94		664,809.37	0.00	787,298.96

InterCo	5,660,901.36	(490,112.66)		(787,944.17)	(355,000.00)	(198,822.71)		(224,000.00)	(325,000.00)

Close Cash	24,621,179.04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$4,074,269.04	$535,367.94	$0.00	$664,809.37	$0.00	$787,298.96	$0.00	$0.00	$0.00

Young Broadcasting
Monthly Cash Flow
January 1 - 31, 2010

	YB	YBK	YBT	YB	YB	YB	AY	HBF	YB	Fid TV	YB
	LA	Inc	Inc	SF	Louis	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS
	09-10657	09-10658	09-10659	09-10660	09-10661	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668

Opening Cash					$0.00	$0.00	$0.00		$0.00

Cash Receipts				2,321,878.10	868,915.45	1,279,393.41	378.25				0.00

Cash Disbursements				1,117,803.57	852,435.83	579,548.49	411,262.06				70,834.87

InterCo				(1,204,074.53)	(16,479.62)	(699,844.92)	410,883.81				70,834.87

Close Cash	0.00	0.00	0.00	0.00	(0.00)	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$1,117,803.57	$852,435.83	$579,548.49	$411,262.06	$0.00	$0.00	$0.00	$70,834.87

Young Broadcasting
Monthly Cash Flow
January 1 - 31, 2010

	YB	YB	YB	YB	YB	YB	Total
	Nash	Rap City	Lansing	Rich	Albany	Cap Corp
	09-10669	09-10670	09-10671	09-10672	09-10673

Opening Cash	$0.00		$0.00	$0.00			$20,878,786.95

Cash Receipts	1,959,047.34		749,041.21	1,137,740.78	980,583.43		15,821,093.55

Cash Disbursements	1,262,362.42		504,454.87	605,047.50	613,206.54		12,078,701.46

InterCo	(696,684.92)		(244,586.34)	(532,693.28)	(367,376.89)		(0.00)

Close Cash	0.00	0.00	0.00	0.00	0.00	0.00	24,621,179.04

Reportable Disbursements - US Trustee	$1,262,362.42	$0.00	$504,454.87	$605,047.50	$613,206.54	$0.00	$12,078,701.46

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of January 2010

($ in thousands)						January Total
Week Ending	January 1-2	January 3-9	January 10-16	January 17-23	January 24-30	January 31

Disbursements
Salaries	-	-	2,126	-	1,689	3,814
Severance	-	70	-	-	-	70
Commissions	-	-	-	-	-	-
Payroll Taxes	-	-	1,245	-	860	2,105
Employee Benefit plan costs	-	485	43	446	233	1,207
Insurance, Property & Workers Comp	-	-	-	-	-	-
Property Taxes	-	-	-	-	9	9
Utilities	-	101	74	94	105	375
Travel	-	39	28	21	19	106
Syndicated Programming	-	-	15	-	937	952
Nielsen	-	-	-	-	60	60
News Services (all categories)	-	42	32	45	139	259
Media Buy	-	-	-	-	-	-
Maintenance and Repairs	-	58	64	42	106	271
Other Services	-	49	104	121	107	382
Capital Ex (Planned and Emergency)	-	48	19	9	2	77
Lease Payments	-	10	16	54	110	191
Other (misc. G&A and contingencies)	-	356	176	305	90	927
Dr. Phil Cure Fee	-	-	-	-	-	-
Utilities Deposits	-	-	-	-	-	-
Gray Management Fee	-	550	-	-	-	550
Due Course Professional Expenses	-	-	36	-	-	36
Total Operating Disbursements	-	1,809	3,977	1,139	4,466	11,391
Senior Credit Cash Interest Expense						-
Restructuring Professional Expenses	-	47	910	159	124	1,240
Total Disbursements	-	1,855	4,887	1,298	4,590	12,631

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.